CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS [Abstract]
Trade receivables, allowances for doubtful accounts	$ 415	$ 415
Ordinary Shares, par value per share	$ 0.20	$ 0.20
Ordinary Shares, shares authorized	9,997,670	9,997,670
Ordinary Shares, shares issued	7,762,107	6,480,623
Ordinary Shares, shares outstanding	7,731,264	6,449,780